UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.       )

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Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐  Preliminary Proxy Statement

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☐  Definitive Proxy Statement

☒  Definitive Additional Materials

☐  Soliciting Material under §240.14a-12

DIGITAL TURBINE, INC.

(Name of registrant as specified in its Charter)

(Name of person(s) filing proxy statement, if other than the registrant)

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Your Vote Counts! DIGITAL TURBINE, INC. 110 SAN ANTONIO ST. #160 AUSTIN, TX 78701 DIGITAL TURBINE, INC. 2023 Annual Meeting Vote by August 28, 2023 11:59 PM ET You invested in DIGITAL TURBINE, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on August 29, 2023 at 10:00 AM Central Time. Get informed before you vote View the Notice, Proxy Statement and Annual Report on Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting them prior to August 15, 2023. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Vote in Person at the Meeting* August 29, 2023 10:00 AM Central Time 110 San Antonio Street Suite 160 Austin, TX 78701 *Please check the meeting materials for any special requirements for meeting attendance. If you attend the Annual Meeting and wish to vote in person, you will need to request a ballot to vote these shares. Smartphone users Point your camera here and vote without entering a control number V1.1 For complete information and to vote, visit www.ProxyVote.com Control # V19894-P96859

THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V19895-P96859 01) Roy H. Chestnutt 02) Robert Deutschman 03) Holly Hess Groos 04) Mohan S. Gyani 05) Jeffrey Karish 06) Mollie V. Spilman 07) Michelle Sterling 08) William G. Stone III 1. Election of Directors Nominees: 2. To approve, in a non-binding advisory vote, the compensation of our named executive officers, commonly referred to as “Say-on-pay”; and 3. To ratify the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2024. NOTE: The proxies are authorized to vote on such other business as may properly come before the meeting or any adjournment or postponement thereof. For All For For